UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2018

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Written Consent:

On June 29, 2018, SPAR Group, Inc. (the "Corporation", "SGRP" or the "Registrant"), received at its office in White Plains, New York, hand delivery of a Written Consent of Stockholders dated June 29, 2018 (the "Consent"), executed by Robert G. Brown (Chairman and an Officer of SGRP through May 2018) and William H. Bartels (Vice Chairman and an employee of SGRP), who together own approximately 59% of SGRP's outstanding shares of common stock. Previously, on May 31, 2018, Mr. Brown and Mr. Bartels (together, the "Majority Stockholders") had each filed with the Securities and Exchange Commission (the "SEC") an Amendment No. 1 to his respective Schedule 13D stating their possible actions as or within a group (the "13D Amendments"), which included the actions taken in the Consent.

A copy of the Consent is attached hereto as Exhibit 99.1 and is hereby filed herewith and incorporated herein. The Corporation also received an additional written counterpart consent from Cede & Co. on July 5, 2018, respecting 1,000,000 shares of SGRP's common stock (which are included in the above percentage), but that consent has not been filed herewith.

Appointment of a New Director:

In the Consent, the Majority Stockholders unilaterally chose, appointed and elected Mr. Jeffrey Mayer as a director of SGRP as permitted by SGRP's By-Laws and applicable law. He will become a member of SGRP's Board of Directors (the "Board") when all of the notices, filings and other conditions under applicable law have been satisfied (the "Effective Time") (see Notice and Information Statement, below).

Mr. Mayer was not nominated by the Board or its Governance Committee.  The Majority Stockholders had asked the Governance Committee to consider Mr. Mayer as a potential Board candidate in order to add legal expertise to the Board.  The Governance Committee did so, and after extensive deliberation, the Governance Committee determined that Mr. Mayer had limited legal experience in unrelated areas that is far from recent, does not satisfy any of the SGRP nomination standards for a director, is not the right candidate to serve on the SGRP Board, and, if unilaterally appointed to the Board by the Majority Stockholders, will not be considered an independent director.

The Governance Committee reported to the Majority Stockholders that Mr. Mayer would not be nominated or recommended to the Board by the Governance Committee, but the Governance Committee would consider other suitable candidates with relevant legal expertise. The Majority Stockholders insisted on Mr. Mayer and thereafter filed the 13D Amendments and executed the Consent to unilaterally appoint Mr. Mayer on the Board.

Mr. Mayer will not be named a member of any of the committees of the Board because he will not be an independent director (as required by all of the committee charters). For his service as a director, Mr. Mayer will receive compensation as set forth in further detail under the captions "Compensation of Directors" and "Discussion of Directors' Compensation" in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders held on May 2, 2018, as filed with the SEC on April 18, 2018 (the "Proxy Statement").

Mr. Mayer has had a long career as an entrepreneur and executive in the energy industry. Since 2011, Mr. Mayer founded and served as Present and CEO of Soluxe Inc., and chairman of its subsidiaries, Solomon Energy Inc. and Solomon Energy Advisors LLC. Since 2015, Mr. Mayer served as advisor to and venture partner of Oak Investment Partners. Since 2016, Mr. Mayer founded and served as an executive director of Speedy Translation Services. In 1999 Mr. Mayer founded, and through 2011 served as CEO and President of, MXenergy, which was an SEC reporting entity. From 1993 through 1999, Mr. Mayer served as a managing director of AIG Trading Corporation and Sempra Energy Trading Company and as President of AIG Securities Corporation and AIG Clearing Corporation. From 1999 through 2005, Mr. Mayer served as a member of the Risk Oversight Committee of Northeast Utilities and consultant to Northeast Utilities and to Chicago Board of Trade Clearing Corporation. From 1987 through 1993, Mr. Mayer served as a Vice President of Goldman Sachs & Co., and from 1984 through 1987, Mr. Mayer served as the chief counsel of the J. Aron Commodities Division of Goldman Sachs & Co. From 1979 through 1983 Mr. Mayer served as an attorney with Barrett Smith Schapiro Simon & Armstrong in New York, NY. Mr. Mayer is a graduate of Yale University (B.A. 1973) and New York University (L.L.B. 1978).

Mr. Mayer has been asked to complete the Corporation's form of Officer's and Director's Questionnaire. At this time the Corporation has no information respecting whether there is any arrangement or understanding between Mr. Mayer and any other person (including the Majority Stockholders or their affiliates) pursuant to which he was elected as a director.

Retirement of Lorrence T. Kellar as a Director:

Mr. Lorrence T. Kellar has agreed to retire as a member of the Board and its committees effective upon and immediately prior to the Effective Time to create a vacancy and accommodate Mr. Mayer's unilateral appointment by the Majority Stockholders, and the Majority Stockholders were informed of this agreement some time before the Consent. Although the Consent purports to remove Mr. Kellar as a director, he will have retired prior to the Effective Time of the Consent. In any event, the Corporation, the Board and the Compensation Committee have all agreed to treat Mr. Kellar's departure as a retirement for all purposes irrespective of the language used in the Consent. Mr. Kellar will continue to serve as a member of the Board and its committees until immediately prior to the Effective Time.

Lorrence T. Kellar has served as a Director since April 2, 2003, has served as Chairman of the Governance Committee since May 2018, and served as Chairman of the Audit Committee from April 2003 through May 2016. Mr. Kellar also is a member of the Audit Committee, Compensation Committee, Governance Committee and Special Committee. Mr. Kellar had a 31-year career with The Kroger Co., where he served in various financial capacities, including Group Vice President for real estate and finance, and earlier, as Corporate Treasurer. He was responsible for all of Kroger's real estate activities, as well as facility engineering, which coordinated all store openings and remodels. Mr. Kellar subsequently served as Vice President, real estate, for Kmart and then as Vice President of Continental Properties Company, Inc., a retail real estate developer, until November 2009. Mr. Kellar is a trustee of the Acadia Realty Trust. He also is a major patron of the arts and has served as Chairman of the Board of the Cincinnati Ballet. The Board concluded that Mr. Kellar should continue as a director of the Corporation and a member of those Committees until immediately prior to the Effective Time because of his extensive experience in senior management and financial matters in retail marketing and services.

The Board and SGRP's management would like to thank Mr. Kellar for his tireless efforts on behalf of the Corporation, particularly with respect to securities filings, financial matters and related party transactions.

Majority of the Board No Longer Independent

As a result of the retirement of Mr. Kellar and appointment of Mr. Mayer, the Board will have only three independent directors, which is less than a majority of the seven-member Board, although the Board's Audit, Compensation, Governance and Special Committees will continue to consist of only the three remaining independent directors as required by their respective charters. The Governance Committee and the Board have determined that that the Board should always have a majority of independent directors (see By-Law Amendment Requiring that a Majority of the Board be Independent, below) and have begun the search for two more independent directors.

Notice and Information Statement:

Applicable law requires SGRP to provide prompt notice to the other stockholders of the action so taken. In addition, applicable law requires SGRP to file with the SEC a definitive information statement on Schedule 14C, which will (when mailed) serve as the notice to other stockholders of SGRP that SGRP could not, because the Majority Stockholders acted unilaterally and without advance notice to SGRP of their proposed action date and timing, have asked all stockholders to execute the Consent as required under applicable law. Applicable law requires Schedule 14C to be filed with the SEC at least 20 days prior to the earliest date on which the corporate action may be taken by consent. Accordingly, the Consent will not be effective until at least 20 calendar days following the date on which the definitive information statement on Schedule 14C is sent to SGRP's other stockholders that did not execute the Consent, which cannot occur immediately.

Before the definitive Schedule 14C described above can be filed and sent, applicable law requires a preliminary Schedule 14C to be filed with the SEC at least 10 calendar days before the definitive Schedule 14C is filed and sent to stockholders (with the filing date of the preliminary Schedule 14C counting as the first day). If the SEC does not provide comments on the preliminary Schedule 14C during such 10-day period, SGRP may file its definitive Schedule 14C. However, the SEC may review and provide comments to the preliminary Schedule 14C during such 10-day period, thereby delaying the process during the time taken to resolve the SEC's comments.

SGRP must mail the appropriate number of copies of the information statement to the Depository Trust Company ("DTC"), SGRP's transfer agent, each DTC participant and each beneficial stockholder known to SGRP. In order to do that mailing, SGRP must obtain an up-to-date list of its stockholders as of June 29, 2018, which includes inquiries through its transfer agent, DTC, and a broker search, which takes time and also may delay the Effective Time for the Consent.

This means it will likely be more than thirty days before all of the notices, filings and other conditions under applicable law have been satisfied and the Consent takes effect. SGRP will begin preparation of the required preliminary Schedule 14C and the updated stockholder list promptly.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

By-Law Amendment requiring that a Majority of the Board be Independent:

On July 5 2018, the Board, based (in part) on the recommendations of its Governance Committee, amended its By-Laws to require that:

(i)

whether or not required by applicable law, a majority of the members of the Board shall be independent directors and free from any relationship that, in the opinion of both the Audit Committee and Governance Committee, would interfere with the exercise of his or her independent judgment as a director and/or member of that committee as if he or she were a member of that committee (whether or not such a member) as provided in Section II(2) of their respective committee charters; and

(ii)

notwithstanding any provision of the By-Laws or any size of or limit on the number of Board members established in any resolution of the Board or its stockholders to the contrary, the Board size shall be automatically expanded to accommodate each additional independent director needed to satisfy this majority requirement.

The Amended and Restated By-Laws of SPAR Group, Inc., as adopted on May 18, 2004, and as amended through July 5, 2018 (including the above changes), is attached hereto, filed herewith and incorporated by reference herein.

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SPAR Group, Inc. ("SGRP") and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward-looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2017 (as filed, the "Annual Report"), as filed with the SEC on April 2, 2018, in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders held on May 2, 2018, as filed with the SEC on April 18, 2018 (the "Proxy Statement"), and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including this Current Report, the Annual Report and the Proxy Statement, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report or the Annual Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs. The Company's forward-looking statements also include (without limitation) those made in the Annual Report in "Business", "Risk Factors", "Legal Proceedings", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Directors, Executive Officers and Corporate Governance", "Executive Compensation", "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters", and "Certain Relationships and Related Transactions, and Director Independence".

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.          Financial Statements and Exhibits.

(c)     Exhibits:

3.1	Amended and Restated By-Laws of SPAR Group, Inc., as adopted on May 18, 2004, as amended through July 5, 2018 (as filed herewith).

99.1	Written Consent of Stockholders of SPAR Group, Inc., dated June 29, 2018, executed by Robert G. Brown and William H. Bartels (as filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: July 6, 2018
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer